Credit Suisse High Yield Credit Fund

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New York, NY 10019

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Shareholder Services

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Credit Suisse High Yield Credit Fund Announces Terms of

Transferable Rights Offering

NEW YORK, April 9, 2026–Credit Suisse High Yield Credit Fund (NYSE American: DHY) (the “Fund”) announced today that its Board of Trustees has approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common shares of beneficial interest, par value $0.001 per share, (the “Common Shares”) as of the record date, April 21, 2026 (the “Record Date”). Holders of these Rights will be entitled to subscribe for additional Common Shares (the “Offer”) at a discount to market price. The Offer to acquire additional Common Shares will be made only by means of a prospectus supplement and accompanying prospectus, and this announcement does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Fund’s securities.

UBS Asset Management (Americas) (“UBS AM (Americas)” or the “Adviser”) believes that this is an attractive time to raise additional assets for the Fund because current high yield market conditions reflect stable issuer fundamentals and markets that remain conducive to deploying capital efficiently, providing an attractive opportunity to raise incremental capital. The proceeds of the Offer are anticipated to be invested in attractive opportunities in high yield credit markets, consistent with the Fund’s investment objective to seek high current income, with capital appreciation as a secondary objective. A substantial portion of the proceeds of the Offer is expected to be allocated to senior loans, with opportunistic investments in collateralized loan obligations to enhance exposure to higher-yielding securities.

The Adviser believes that the current macroeconomic environment presents a compelling opportunity in the high yield credit markets. In the Adviser’s assessment, large and well-functioning loan markets, ongoing issuance activity, and disciplined leverage levels at issuance, create an environment conducive to deploying capital efficiently and selectively in credit opportunities. Among other benefits, an increase in the Fund’s assets may also lower the Fund’s expense ratio, as fixed operating costs would be spread across a larger asset base. Additionally, the Offer creates potential for increased liquidity and trading volume of the Fund’s Common Shares.

Certain key terms of the Offer are as follows:

•	Common shareholders on the Record Date (“Record Date Shareholders”) will receive one transferable Right for each Common Share owned.

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Three Rights are required to purchase one newly issued Common Share at the Subscription Price (defined below). The Fund will not issue fractional shares, so Record Date Shareholders holding fewer than three Rights will be entitled to subscribe for one full Common Share.

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The Subscription Price will be determined by the Fund upon the Expiration Date (as defined below) of the Offer, which is currently expected to be May 14, 2026, unless the Fund extends the Offer. The Subscription Price will be based upon a formula equal to the higher of (i) 92.5% of the average market price on the Expiration Date and the four preceding trading days on the NYSE American or (ii) 86.0% of net asset value on the Expiration Date.

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Record Date Shareholders who fully exercise all Rights initially issued to them will be permitted to subscribe for additional Common Shares that were not subscribed for by other Record Date Shareholders at the Subscription Price (“over-subscription privilege”). Investors who are not Record Date Shareholders, but who otherwise acquire Rights, are not entitled to subscribe for any additional Common Shares. Over-subscription shares may only be acquired if there are unexercised Rights. If sufficient Common Shares are not available to honor all over-subscription requests, unsubscribed Common Shares will be allocated pro rata among those Record Date Shareholders who over-subscribe based on the number of Common Shares they owned on the Record Date.

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The Rights are transferable and are expected to be admitted for trading on the NYSE American under the symbol “DHY RT” during the course of the Offer. The Rights are expected to cease trading on May 13, 2026, one trading day prior to the Expiration Date (as defined below). During this time, Record Date Shareholders may also choose to sell their Rights.

•	The Offer is expected to expire at 5:00 PM Eastern Time on May 14, 2026, unless extended (the “Expiration Date”).

•	The definitive terms of the Offer will be made through a prospectus supplement and accompanying prospectus. The final terms of the Offer may be different from those set out above.

•	All offering expenses, including the sales load, will be borne by the Fund and ultimately by the Fund’s shareholders.

The Fund expects to maintain its current distribution level following the Offer. The Fund has declared a monthly distribution payable on April 23, 2026, with a record date of April 16, 2026, and a monthly distribution payable on May 22, 2026, with a record date of May 4, 2026. Any Common Shares issued as a result of the Offer will not be record date shares for the Fund’s monthly distribution to be paid on April 23, 2026 or May 22, 2026, and will not be entitled to receive such distribution.

The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offer to Record Date Shareholders within the United States shortly following the Record Date. Inquiries regarding the Offer should be directed to the Information Agent, EQ Fund Solutions, LLC at 800-859-8509.

Record Date Shareholders who hold Common Shares through a broker, custodian or trust company can most likely act electronically and should contact such entity to understand their procedure to exercise or sell their Rights as each firm may have different procedures. Please review the offering materials carefully and ensure any decisions are made within the subscription period, and according to your broker’s, custodian, or trust company’s specific closing date, which may be earlier than expiration date.

Record Date Shareholders who do not hold Common Shares through a broker, custodian, or trust company should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus supplement.

The information in this press release is not complete and is subject to change. This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. The Fund’s prospectus supplement and accompanying prospectus will contain this and additional information about the Fund and additional information about the Offer and should be read carefully before investing. For further information regarding the Offer, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund’s information agent:

EQ Fund Solutions

28 Liberty Street, 53rd Floor

New York, NY 10005

(800) 859-8509

About Credit Suisse High Yield Credit Fund. The Fund is a diversified closed-end management investment company registered under the Investment Company act of 1940, as amended. The Fund’s primary investment objective is to seek high current income, with capital appreciation as a secondary objective to the extent consistent with the principal investment objective. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in investments rated below investment grade quality.

About UBS Asset Management (Americas) LLC. UBS Asset Management (Americas) LLC, the Fund’s investment adviser, is part of the Asset Management business of UBS Group AG, a leading global financial services organization headquartered in Zurich.

Safe Harbor Statement

This press release shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

Forward-Looking Statements

This press release contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are “forward-looking statements.” Although the Fund and the Adviser believe the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Fund’s reports that are filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, the Fund and the Adviser do not assume a duty to update any forward-looking statement.

Risks of Investing in Closed-End Funds

Shares of many closed-end funds frequently trade at a discount from their asset value. Funds are subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in a fund. The Offer may result in an immediate dilution of the net asset value per Common Share for all existing Common Shareholders, including those who fully exercise their Rights.